Exhibit 99.1
Sonic Automotive, Inc. Fourth Quarter 2010 Adjusted Earnings up $7.4 million or 74%; Vehicle Sales
Continue Double Digit Growth Trends
CHARLOTTE, N.C. – February 22, 2011 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported that 2010 fourth quarter earnings from continuing operations were $1.02 per diluted share compared to $0.46 per diluted share in the prior year quarter. On an adjusted basis, 2010 fourth quarter earnings from continuing operations were $0.30 per diluted share compared to $0.19 per diluted share in the prior year quarter. The adjustments for both periods, which include primarily impairment expenses and income tax benefits, are detailed further in the attached tables.
For the full year 2010, the Company reported earnings from continuing operations of $1.58 per diluted share compared to $1.07 per diluted share in the prior year. On an adjusted basis, full year earnings from continuing operations were $0.99 per diluted share compared to $0.81 per diluted share for the prior year period. The adjustments for both periods are detailed further in the attached tables.
Fourth Quarter 2010 Highlights
•	Total revenues up 17% over prior year quarter

•	New vehicle volume up 18%

•	Used vehicle volume up 17%; Record annual volume and gross profit

•	Parts and Service revenue up 8%; Record annual gross profit
Business Overview – Strong growth in all areas of the business
Commenting on the fourth quarter, B. Scott Smith, the Company’s President, said, “We are pleased with our operating results this quarter and proud of the way our dealerships are embracing our operating playbook best practices. Sonic Automotive benefited from an improved automotive retail environment and our ongoing focus on growing our core business. We continued to see significant growth in new and used vehicle sales in both our domestic and our luxury/import dealerships as our eCommerce and other advertising strategies continued to take effect. We capped off a very successful quarter in December by having the most profitable month in the history of our Company.”
New and Used Vehicles – New retail volume easily outpaces industry growth; Used volume continues double digit growth
Commenting on the Company’s vehicle sales, Jeff Dyke, the Company’s EVP of Operations noted, “The growth in our new vehicle business easily outpaced the overall industry growth of 13.5%. Our new vehicle retail revenue was up approximately 20% compared to the fourth quarter last year. We expect to see continued growth in this area as the industry continues its steady rebound and as we begin to introduce our new vehicle playbook in 2011.”
Relative to used vehicle sales, Mr. Dyke stated, “We are proud to be the used vehicle leader among the public franchised automobile dealer groups. Even with the double digit growth we’ve enjoyed for several years now, we believe significant future growth opportunities remain in this piece of our business as we continue to implement the more advanced stages of our strategy. The most exciting thing about the growth opportunities in new and used vehicles is the impact it has on the other areas of our business.”

Parts and Service – Revenues up 8%; Gross profit up 6%
Sonic’s parts and service revenue for the fourth quarter was up 8% compared with the prior year quarter. Mr. Dyke stated, “Our parts and service business continued the growth trend that we’ve seen all year. Our merchandising efforts, our focus on customer service, and the growth in our new and used vehicle business are helping us retain customers and grow our parts and service business.”
2011 Outlook
Scott Smith concluded his comments by stating, “We expect to see continued steady growth in the automotive retailing sector. We are targeting 2011 new vehicle industry volume of 12.5 million units. We currently expect earnings per share from continuing operations of between $1.18 and $1.28 for the full year 2011. We will have further comments on our 2011 outlook on our earnings call later today.”
Presentation materials for the Company’s February 22, 2011 earnings conference call at 11:00 A.M. (Eastern) can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations” on the right side of the monitor.
To access the live broadcast of the call over the Internet go to:
www.sonicautomotive.com
A live audio of the call will be accessible to the public by calling (877) 791-3416. International callers dial (706) 643-0958. Callers should dial in approximately 10 minutes before the call begins.
A conference call replay will be available one hour following the call for seven days and can be accessed by calling: 800-642-1687, Conference ID: 41490497, International callers dial (706) 645-9291.
About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.
Included herein are forward-looking statements, including statements with respect to growth in new and used vehicle sales, future success and impacts from the implementation of our various operational playbooks, future new vehicle industry volume and expected earnings per share. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle sales volume, the success of our operational strategies, the rate and timing of overall economic recovery and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2009 and the quarterly report on Form 10-Q for the quarter ending September 30, 2010. The Company does not undertake any obligation to update forward-looking information.

Sonic Automotive, Inc.
Results of Operations (Unaudited)
(In thousands, except per share, unit data and percentage amounts)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations, related earnings per share data and adjusted EBITDA. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended			Three Months Ended
	As Reported		As Adjusted	As Reported		As Adjusted
	12/31/2010	Adjustments	12/31/2010	12/31/2009	Adjustments	12/31/2009
Revenues

New retail vehicles	$975,849	$-	$975,849	$811,914	$-	$811,914

Fleet vehicles	58,363	-	58,363	50,798	-	50,798

Total new vehicles	1,034,212	-	1,034,212	862,712	-	862,712

Used vehicles	437,258	-	437,258	370,015	-	370,015

Wholesale vehicles	40,705	-	40,705	41,551	-	41,551

Total vehicles	1,512,175	-	1,512,175	1,274,278	-	1,274,278

Parts, service and collision repair	285,357	-	285,357	264,269	-	264,269

Finance, insurance and other	47,361	-	47,361	38,138	-	38,138

Total revenues	1,844,893	-	1,844,893	1,576,685	-	1,576,685

Total gross profit	284,525	-	284,525	256,409	-	256,409

SG&A expenses	(224,155)	-	(224,155)	(209,660)	5,165	(204,495)

Impairment charges	(117)	117	-	(17,753)	17,753	-

Depreciation	(9,381)	-	(9,381)	(11,014)	2,536	(8,478)

Operating income	50,872	117	50,989	17,982	25,454	43,436

Interest expense, floor plan	(5,921)	-	(5,921)	(4,887)	-	(4,887)

Interest expense, other, net	(15,319)	-	(15,319)	(20,286)	2,833	(17,453)

Interest expense, non-cash, convertible debt	(1,739)	-	(1,739)	(2,235)	-	(2,235)

Interest expense / amortization, non-cash, cash flow swaps	519	(519)	-	(6,410)	6,410	-

Other income (expense), net	(3)	-	(3)	(9,196)	9,198	2

Income (loss) from continuing operations before taxes	28,409	(402)	28,007	(25,032)	43,895	18,863

Provision for income taxes — benefit (expense)	37,409	(48,006)	(10,597)	53,091	(61,965)	(8,874)

Income (loss) from continuing operations	65,818	(48,408)	17,410	28,059	(18,070)	9,989

Income (loss) from discontinued operations	(1,464)	602	(862)	(13,809)	10,831	(2,978)

Net income (loss)	$64,354	$(47,806)	$16,548	$14,250	$(7,239)	$7,011

Diluted:

Weighted average common shares outstanding	66,042	-	66,042	65,634	-	65,634

Earnings (loss) per share from continuing operations	$1.02	$(0.72)	$0.30	$0.46	$(0.27)	$0.19

Earnings (loss) per share from discontinued operations	(0.02)	-	(0.02)	(0.21)	0.16	(0.05)

Earnings (loss) per share	$1.00	$(0.72)	$0.28	$0.25	$(0.11)	$0.14

Gross Margin Data (Continuing Operations):

Retail new vehicles	6.5%		6.5%	7.1%		7.1%

Fleet vehicles	3.5%		3.5%	3.1%		3.1%

Total new vehicles	6.3%		6.3%	6.9%		6.9%

Used vehicles retail	7.3%		7.3%	7.7%		7.7%

Total vehicles retail	6.6%		6.6%	7.1%		7.1%

Wholesale vehicles	(2.7%)		(2.7%)	(6.4%)		(6.4%)

Parts, service and collision repair	49.4%		49.4%	50.4%		50.4%

Finance, insurance and other	100.0%		100.0%	100.0%		100.0%

Overall gross margin	15.4%		15.4%	16.3%		16.3%

SG&A Expenses (Continuing Operations):

Personnel	$130,676	$-	$130,676	$116,683	$-	$116,683

Advertising	10,463	-	10,463	11,802	-	11,802

Rent and rent related	32,515	-	32,515	33,559	(1,091)	32,468

Other	50,501	-	50,501	47,616	(4,074)	43,542

Total	$224,155	$-	$224,155	$209,660	$(5,165)	$204,495

SG&A Expenses as % of Gross Profit	78.8%		78.8%	81.8%		79.8%

Operating Margin %	2.8%		2.8%	1.1%		2.8%

Unit Data (Continuing Operations):

New retail units	27,011			22,882

Fleet units	2,289			1,895

Total new units	29,300			24,777

Used units	21,429			18,338

Total units retailed	50,729			43,115

Wholesale units	6,501			6,636

Other Data:

Continuing Operations revenue percentage changes:

New retail	20.2%			11.0%

Fleet	14.9%			(10.7%)

Total New Vehicles	19.9%			9.5%

Used	18.2%			22.8%

Parts, service and collision repair	8.0%			0.0%

Finance, insurance and other	24.2%			11.9%

Total	17.0%			10.2%

Description of Adjustments:	2010		2009

Continuing Operations:
Lease exit accruals	$-		$1,091
Franchise tax assessment	-		2,924
Property impairment charges	117		15,553
Franchise agreement impairment charges	-		2,200
Cash-flow swap ineffectiveness and amortization	(519)		6,410
Derivative mark-to-market	-		1,150
Depreciation add-back	-		2,536
Debt restructuring charges	-		2,833
Loss on debt extinguishment	-		9,198

Total pre-tax adjustments	$(402)		43,895
Tax effect of above items	152		(20,651)
Valuation allowance recovery	(48,158)		(41,314)

Total adjustments	$(48,408)		$(18,070)

Discontinued Operations:
Lease exit accruals	$859		$23,236
Property impairment charges	-		3,170

Total pre-tax adjustments	859		26,406
Tax effect of above items	(257)		(9,440)
Valuation allowance recovery	-		(6,135)

Total adjustments	$602		$10,831

Sonic Automotive, Inc.
Results of Operations (Unaudited)
(In thousands, except per share, unit data and percentage amounts)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations, related earnings per share data and adjusted EBITDA. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Twelve Months Ended			Twelve Months Ended
	As Reported		As Adjusted	As Reported		As Adjusted
	12/31/2010	Adjustments	12/31/2010	12/31/2009	Adjustments	12/31/2009

Revenues

New retail vehicles	$3,438,988	$-	$3,438,988	$3,014,960	$-	$3,014,960

Fleet vehicles	207,212	-	207,212	214,988	-	214,988

Total new vehicles	3,646,200	-	3,646,200	3,229,948	-	3,229,948

Used vehicles	1,776,581	-	1,776,581	1,451,870	-	1,451,870

Wholesale vehicles	149,041	-	149,041	147,002	-	147,002

Total vehicles	5,571,822	-	5,571,822	4,828,820	-	4,828,820

Parts, service and collision repair	1,128,054	-	1,128,054	1,071,825	-	1,071,825

Finance, insurance and other	180,968	-	180,968	154,696	-	154,696

Total revenues	6,880,844	-	6,880,844	6,055,341	-	6,055,341

Total gross profit	1,114,678	-	1,114,678	1,032,672	-	1,032,672

SG&A expenses	(896,697)	647	(896,050)	(829,220)	4,015	(825,205)

Impairment charges	(249)	249	-	(23,460)	23,460	-

Depreciation	(35,110)	-	(35,110)	(34,879)	-	(34,879)

Operating income	182,622	896	183,518	145,113	27,475	172,588

Interest expense, floor plan	(21,536)	-	(21,536)	(19,812)	-	(19,812)

Interest expense, other, net	(63,343)	1,464	(61,879)	(78,284)	11,992	(66,292)

Interest expense, non-cash, convertible debt	(6,914)	-	(6,914)	(679)	(11,300)	(11,979)

Interest expense / amortization, non-cash, cash flow swaps	(4,883)	4,883	-	(11,769)	11,769	-

Other income (expense), net	(7,525)	7,665	140	(6,677)	6,746	69

Income (loss) from continuing operations before taxes	78,421	14,908	93,329	27,892	46,682	74,574

Provision for income taxes — benefit (expense)	17,504	(53,985)	(36,481)	29,275	(61,464)	(32,189)

Income (loss) from continuing operations	95,925	(39,077)	56,848	57,167	(14,782)	42,385

Income (loss) from discontinued operations	(5,996)	625	(5,371)	(25,619)	15,457	(10,162)

Net income (loss)	$89,929	$(38,452)	$51,477	$31,548	$675	$32,223

Diluted:

Weighted average common shares outstanding	65,794	-	65,794	55,832	-	55,832

Earnings (loss) per share from continuing operations	$1.58	$(0.59)	$0.99	$1.07	$(0.26)	$0.81

Earnings (loss) per share from discontinued operations	(0.09)	0.01	(0.08)	(0.45)	0.27	(0.18)

Earnings (loss) per share	$1.49	$(0.58)	$0.91	$0.62	$0.01	$0.63

Gross Margin Data (Continuing Operations):

Retail new vehicles	6.7%		6.7%	7.0%		7.0%

Fleet vehicles	3.0%		3.0%	3.5%		3.5%

Total new vehicles	6.5%		6.5%	6.8%		6.8%

Used vehicles retail	7.9%		7.9%	8.5%		8.5%

Total vehicles retail	6.9%		6.9%	7.3%		7.3%

Wholesale vehicles	(3.4%)		(3.4%)	(3.7%)		(3.7%)

Parts, service and collision repair	49.8%		49.8%	50.4%		50.4%

Finance, insurance and other	100.0%		100.0%	100.0%		100.0%

Overall gross margin	16.2%		16.2%	17.1%		17.1%

SG&A Expenses (Continuing Operations):

Personnel	$526,577	$-	$526,577	$470,293	$-	$470,293

Advertising	46,908	-	46,908	44,736	-	44,736

Rent and rent related	130,739	-	130,739	131,262	(1,091)	130,171

Other	192,473	(647)	191,826	182,929	(2,924)	180,005

Total	$896,697	$(647)	$896,050	$829,220	$(4,015)	$825,205

SG&A Expenses as % of Gross Profit	80.4%		80.4%	80.3%		79.9%

Operating Margin %	2.7%		2.7%	2.4%		2.9%

Unit Data (Continuing Operations):

New retail units	98,820			90,664

Fleet units	8,331			8,697

Total new units	107,151			99,361

Used units	90,290			75,795

Total units retailed	197,441			175,156

Wholesale units	24,128			25,271

Other Data:

Continuing Operations revenue percentage changes:

New retail	14.1%			(18.4%)

Fleet	(3.6%)			(31.8%)

Total New Vehicles	12.9%			(19.4%)

Used	22.4%			8.1%

Parts, service and collision repair	5.2%			(2.2%)

Finance, insurance and other	17.0%			(14.2%)

Total	13.6%			(12.2%)

Description of Adjustments:	2010		2009

Continuing Operations:
Hail storm related expenses	$647		$-
Lease exit accruals	-		1,091
Franchise tax assessment	-		2,924
Property impairment charges	249		18,066
Goodwill impairment charges	-		1,094
Franchise agreement impairment charges	-		4,300
Cash-flow swap ineffectiveness and amortization	4,883		11,769
Derivative mark-to-market	-		(11,300)
Debt restructuring charges	1,464		11,992
Loss on debt extinguishment	7,665		6,746

Total pre-tax adjustments	$14,908		$46,682
Tax effect of above items	(5,827)		(20,150)
Valuation allowance recovery	(48,158)		(41,314)

Total adjustments	$(39,077)		$(14,782)

Discontinued Operations:
Lease exit accruals	$859		$27,586
Property impairment charges	-		4,992
Goodwill impairment charges	-		1,586

Total pre-tax adjustments	$859		$34,164
Tax effect of above items	(234)		(12,572)
Valuation allowance recovery	-		(6,135)

Total adjustments	$625		$15,457

Sonic Automotive, Inc.
Earnings Per Share Reconciliation (Unaudited)
(In thousands, except per share data)

	For the Three Months Ended December 31, 2009
		Income		Loss
		From Continuing		From Discontinued
		Operations		Operations		Net Income
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Earnings (Loss) and Shares	51,868	$28,059	$0.54	$(13,809)	$(0.27)	$14,250
Effect of Participating Securities:
Unvested Restricted Stock and Stock Units	-	(168)		-		(168)

Basic Earnings (Loss) Per Share	51,868	$27,891	$0.54	$(13,809)	$(0.27)	$14,082	$0.27
Effect of Dilutive Securities:
Contingently Convertible Debt ( 5.0% Convertible Notes)	12,890	2,225		55		2,280
Stock Compensation Plans	876

Diluted Earnings (Loss) Per Share	65,634	$30,116	$0.46	$(13,754)	$(0.21)	$16,362	$0.25

	For the Three Months Ended December 31, 2010
		Income		Loss
		From Continuing		From Discontinued
		Operations		Operations		Net Income
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Earnings (Loss) and Shares	52,401	$65,818	$1.26	$(1,464)	$(0.03)	$64,354
Effect of Participating Securities:
Unvested Restricted Stock and Stock Units	-	(630)		-		(630)

Basic Earnings (Loss) Per Share	52,401	$65,188	$1.24	$(1,464)	$(0.02)	$63,724	$1.22
Effect of Dilutive Securities:
Contingently Convertible Debt ( 5.0% Convertible Notes)	12,890	2,313		3		2,316
Stock Compensation Plans	751

Diluted Earnings (Loss) Per Share	66,042	$67,501	$1.02	$(1,461)	$(0.02)	$66,040	$1.00

	For the Twelve Months Ended December 31, 2009
		Income		Loss
		From Continuing		From Discontinued
		Operations		Operations		Net Income
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Earnings (Loss) and Shares	43,836	$57,167	$1.30	$(25,619)	$(0.58)	$31,548
Effect of Participating Securities:
Unvested Restricted Stock and Stock Units	-	(406)		-		(406)

Basic Earnings (Loss) Per Share	43,836	$56,761	$1.29	$(25,619)	$(0.58)	$31,142	$0.71
Effect of Dilutive Securities:
Contingently Convertible Debt ( 6.0% Convertible Notes)	7,833	916		23		939
Contingently Convertible Debt ( 5.0% Convertible Notes)	3,496	2,225		55		2,280
Stock Compensation Plans	667

Diluted Earnings (Loss) Per Share	55,832	$59,902	$1.07	$(25,541)	$(0.45)	$34,361	$0.62

	For the Twelve Months Ended December 31, 2010
		Income		Loss
		From Continuing		From Discontinued
		Operations		Operations		Net Income
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Earnings (Loss) and Shares	52,214	$95,925	$1.84	$(5,996)	$(0.11)	$89,929
Effect of Participating Securities:
Unvested Restricted Stock and Stock Units	-	(921)		-		(921)

Basic Earnings (Loss) Per Share	52,214	$95,004	$1.82	$(5,996)	$(0.12)	$89,008	$1.70
Effect of Dilutive Securities:
Contingently Convertible Debt ( 5.0% Convertible Notes)	12,890	9,022		31		9,053
Stock Compensation Plans	690

Diluted Earnings (Loss) Per Share	65,794	$104,026	$1.58	$(5,965)	$(0.09)	$98,061	$1.49